                                                                    EXHIBIT 99.1


                    Certification Of Chief Executive Officer
               pursuant to 18 U.S.C. ss. 1350 adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


I, Richard D. Forman, Chief Executive Officer of Register.com, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C.ss.1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company's accompanying Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Richard D. Forman
-----------------------
Richard D. Forman
Chief Executive Officer


Dated:  April 4, 2003